UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2021

PLUS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34375	33-0827593
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4200 Marathon Blvd., Suite 200, Austin, Texas 78756

(Address of principal executive offices, with zip code)

(737) 255-7194

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	PSTV	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On November 18, 2021, Plus Therapeutics, Inc. (the “Company”), issued a press release entitled “Plus Therapeutics Announces Positive Interim Data from ReSPECT™-GBM Phase 1 Clinical Trial at the 2021 Society for Neuro-Oncology Annual Meeting.”

The information in this Item 7.01, including Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On November 18, 2021, the Company released positive interim data on its lead investigational drug, Rhenium-186 NanoLiposome (“186RNL”), from the first-in-man Phase 1 ReSPECT™ clinical trial in patients with recurrent glioblastoma (“GBM”). The ReSPECT trial of 186RNL evaluated 22 patients with GBM over a six-year period. Each patient received a single administration of 186RNL via convection enhanced delivery (“CED”).

Key findings include the following:

•	No delivery failures were observed and an average absorbed dose of 267.5 Gy (range 8.9-740Gy) of radiation was delivered to the tumor.

•	No dose limiting toxicities or adverse events (AEs) with the outcome of death, or discontinuations due to AEs have been observed.

•	Of 22 total subjects with recurrent GBM treated with 186RNL, seven patients remain alive and mean and median overall survival (OS) is currently 336.6 days and 231.5 days, respectively.

•	In the subset of 13 patients receiving greater than 100 Gy absorbed radiation, seven patients remain alive and mean and median OS is currently at 453.8 days and 330 days respectively.

•	No patients remain alive in the cohort of 9 patients receiving less than 100 Gy absorbed radiation and mean and median OS is 167.3 days and 156 days respectively.

•	In 10 treated patients in cohorts five through seven, 13.4 millicuries or more of radiation was delivered and 80% received greater than 100 Gy average absorbed dose of radiation to the tumor.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated November 18, 2021 (announcing clinical update)

104	The cover pages of this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2021

PLUS THERAPEUTICS, INC.

By:	/s/ Marc H. Hedrick, M.D.
Marc H. Hedrick, M.D. President and Chief Executive Officer